SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 25, 2002
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               Date of report (Date of earliest event reported)


                          Heritage Bancshares, Inc.
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            (Exact name of registrant as specified in its charter)


      Delaware                      000-49637                   75-2963969
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



102 West High Street, Terrell, Texas                                75160
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(Address of principal executive offices)                         (Zip Code)


                               (972) 563-2657
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             (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events

     The Company's press release, dated June 25, 2002, announcing the resignation of its Chief Financial Officer, who also serves as Director, Executive Vice President and Chief Operating Officer, to be effective on June 30, 2002, is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index



















                                      2



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           HERITAGE BANCSHARES, INC.



Date: June 25, 2002                        By: /s/ John H. Mackey
                                               --------------------------------
                                               John H. Mackey
                                               President and Chief Executive
                                                Officer







                              EXHIBIT INDEX




Exhibit Number                             Description
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99.1                                       Press Release dated June 25, 2002